SASCO 2005-GEL2
Credit Risk Manager Report
May 2005
 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete. This Report is furnished on a confidential basis to the recipient listed herein. By acceptance of this Report, the recipient agrees that it will not: relationship with, or beneficial interest in, this portfolio;
I. Transmit this Report to anyone other than a person or entity having a fiduciary
II. Reproduce any or all of this Report; or
III. Contact any servicer or originator regarding any information in this Report.
 2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One    Executive Summary
Section Two    Prepayment Premium Analysis
Section Three  Analytics

 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2
Executive Summary
May 2005

Transaction Summary

Closing Date:        04/29/2005
Servicer(s):         Aurora Loan Services, COLONIAL MORTGAGE GROUP, Inc.,
    		     Ocwen Financial Services, Wells Fargo / ASC,
		     Wells Fargo Bank, N.A.
Mortgage Insurer(s): CA Housing Insurance Fund, General Electric Mortgage
 		     Insurance, Mortgage Guaranty Insurance Corporation,
		     PMI Mortgage Insurance Co., Republic Mortgage
		     Insurance Company, United Guaranty Residential
		     Insurance Company
Delinquency Reporting
Method:              OTS*
Collateral Summary

                        Closing     4/30/05**     4/30/05
                          Date                    as a % of
                                                  Closing Date

Collateral Balance    $197,188,675  $157,627,916    79.93%
Loan Count                1,236       1,165         94.26%


* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
 2005 The Murrayhill Company. All Rights Reserved.

Loan Level Analysis

Mortgage Pool
This portfolio had a closing date of April 29, 2005 and consists of 1,236 loans with an aggregate principal balance of $171,608,214.
-There are four servicers for this portfolio.
-The weighted average FICO score within this portfolio is 652; however, the average FICO score of delinquent borrowers is 534. The average loan-to-value is 73 percent, and the average loan balance is currently $138,842.
-Seventy-five percent of the loans were originated with full documentation required to qualify the borrower, and 41 percent of the loans within this portfolio were originated as purchases.
-Seventy-seven percent of the properties are single family residences, and 91 percent are primary homes.
-A total of 37 percent of loans are covered by mortgage insurance.

Mortgage Insurance
According to the final prospectus supplement (page 23), each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance policy. According to the data provided to Murrayhill, 144 mortgage loans in this portfolio have origination loan-to-value ratios above 80 percent and are not covered by mortgage insurance. As of 4/30/2005, 91 percent of these loans are in current status. Below are details on the delinquent loans with loan-tovalue ratios above 80 percent and are not covered by mortgage insurance.

Issuer     Orig. Current Delinquency
Number     LTV     LTV*    Status

113264816   97%    93%       30
106179245   97%   100%       30
107372260  141%   116%       30
107391518   88%    82%       30
107395915  105%    82%       30
113267090   85%    50%       30
114491228   85%    85%       30
107394215  139%    82%       60
107445017  104%    96%       60
113050876   98%    94%       60
113617757   85%    85%       FC

*Current LTV is based on the unpaid principal balance and the most recent value. If a value has not been obtained since origination, the origination appraisal is used.
 2005 The Murrayhill Company. All Rights Reserved.

Loan-to-Value Ratio

According to the final prospectus supplement (page 23), no loan will have had a Loan-to- Value Ratio at origination in excess of 95 percent. According to the data provided to Murrayhill, 97 mortgages fall outside this parameter, with origination loan-to-value ratios ranging from 96 percent to 154 percent. As of 4/30/2005, 88 percent of these loans are in current status. Below are details on the delinquent loans with loan-to-value ratios above 95 percent. It should be noted that all seven of these loans do not have mortgage insurance and are detailed in the section above.

Issuer     Orig.    Orig.   Orig. Current Delinquency
Number     Value    Loan    LTV    LTV      Status
                     Amt.

113264816 $85,000  $81,996   97%    93%        30
106179245 $13,429  $13,000   97%   100%        30
107372260 $95,000  $133,700 141%   116%        30
107395915 $75,000  $79,000  105%    82%        30
107394215 $92,000  $127,400 139%    82%        60
107445017 $24,078  $25,000  104%    96%        60
113050876 $141,568 $139,055  98%    94%        60

Early Payment Defaults

An early payment default is defined as a default which occurs within the first three scheduled payments. Two loans within this security are considered early payment defaults. In addition, both of these loans were originated as cash-out refinances and low documentation was used to qualify the borrower at origination. These three characteristics increase the risk of these loans. Murrayhill will continue to monitor these loans to ensure the servicer adheres to state timelines and procedures.

Collateral Statistics

                                Loan Count  Summed Balance

Repurchases                          0            $0
First Payment Defaults               0            $0
Early Payment Defaults *             2         $778,397
Suspect Original Appraisals **       0            $0
Multiple Loans to One Borrower       0            $0

* A default that occurs within the first, second, or third scheduled payments due
** Large value declines caused by an inflated original appraisal
 2005 The Murrayhill Company. All Rights Reserved.

Second Lien Statistics

                                Loan Count   Summed Balance

Total Outstanding Second Liens     325        $7,797,993
30 Days Delinquent                  10        $238,306
60 Days Delinquent                   5        $99,419
90+ Days Delinquent                  0        $0

Mortgage Insurance Analysis
                                 Number   Dollar
                                of Loans  Amount
Claim Payment Breakdown             0       $0
Claims Paid                         0       $0*
Claims Pending                      0       $0**
Claims Rescinded                    0       $0
Claims Without Payment              0       $0
Claims Denied                       0       $0
Claims Withdrawn                    0       $0

*Estimated based on internal calculations
**Estimated claim payment if the claim had not been rescinded

Delinquencies
                             30   60   90+   F   R
As Reported on Remittance:   21   10    0    0   0
As Reported by the Servicer: 44   15    0    8   0
Difference*:                 23    5    0    8   0

*Murrayhill is working with the Master Servicer to determine the reason for the delinquency difference.

Prepayments

Distribution   Beginning      Total        Percentage of
Date           Collateral     Prepayments  Prepayment
               Balance
5/25/2005     $171,608,214    $6,894,203     4.02%

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the May 2005 distribution, 35 loans were paid off. Four of these loans had active prepayment clauses and prepayment premiums were collected for two of these loans in the amount of $14,719. Murrayhill asked the servicer why prepayment premiums were not remitted for loan numbers 1100078003 and 1100092925. We are awaiting a response from the servicer and will report the findings when they become available. Please refer to the Prepayment Premium Analysis section of this report for additional information on the loans that were paid off in April 2005.
 2005 The Murrayhill Company. All Rights Reserved.

Loss Analysis
As of the May 2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.
 2005 The Murrayhill Company. All Rights Reserved. Section Two

Section Two
Prepayment Premium Analysis
 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Prepayments
Mortgage Data Through: April 30, 2005

Total Cash Flows
                                                25-May-05
Remitted by Servicers                            $14,719
Remitted by Trustee                              $14,719
Difference                                       $0

Total Collections by the Servicer
                                                25-May-05
Total Paid-Off Loans (A)                           35
Total Paid-Off Loans with Flags                     4

Exceptions                                          0
Expired Prepayment Clauses                          0
Liquidations (charge-offs, short sale, REO)         0
Acceleration of Debt                                0
Note did not Allow                                  0
Total Exceptions                                    0

Other Exceptions
Prohibited under State Statutes                     0

Loans with Active Prepayment                        2
Premiums with Remitted Premiums ( B )

Loans without Prepayment                            0
Flags with Remitted Premiums

Total Loans with Remitted                           2
Prepayment Premiums ( C )

Loans with Active Prepayment Premiums ( D )         4

Premiums Remitted for Loans with Active           50.00%
Prepayment Flags (B/D)

Total Loans with Remitted Premiums (C/D)          50.00%

Total Loans with Remitted Premiums to              5.71%
the Total Paid-Off Loans (C/A)

 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL2
Mortgage Data Through: April 30, 2005

Issuer   State  Del.   Orig.  PPP   Exp.   Payoff   Premium   % of Premium
Number         String  Date   Flag  Date   Balance  Remitted  to Payoff
                                                              Balance
113722102 CA     0     6/9/04  2    6/9/06 $297,983   $0*        0%
114474505 CA     0   10/29/04  2  10/29/06 $289,366   $0*        0%
114397391 CA     0    2/19/04  2   2/19/06 $419,485   $9,168     2%
113722144 CA     0    4/26/04  2   4/26/06 $214,897   $5,551     3%

*Murrayhill is awaiting a response from the servicer

 2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics
 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Balance Over Time
Mortgage Data Through: April 30, 2005

AsOfDate    30 Days  60 Days  90 Days  Foreclosure  REO
4/30/2005  $4254844  $1694330   $0      $1372214    $0

 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Count Over Time
Mortgage Data Through: April 30, 2005

AsOfDate  30 Days  60 Days 90 Days Foreclosure  REO
4/30/2005   44       15      0        8          0

 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Conditional Prepayment Rates
Mortgage Data Through: April 30, 2005

Date           Distribution Date   CPR
4/30/2005        5/25/2005        38.96%

 2005 The Murrayhill Company. All Rights Reserved.